Exhibit 4.1

[FRONT SIDE]

INTRICON CORPORATION

NUMBER		SHARES

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK	SEE REVERSE FOR CERTAIN DEFINITIONS
$1.00 PAR VALUE	CUSIP 46121H109

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $1.00 PAR VALUE EACH, OF
INTRICON CORPORATION

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate property endorsed.
This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, By-Laws and all
Amendments thereto, to all of which the holder, by acceptance hereof, assents.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Seal
SECRETARY		CHIEF EXECUTIVE OFFICER

[REVERSE SIDE]

INTRICON CORPORATION

The Corporation will furnish without change to each stockholder who so requests a statement or a summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	– as tenants in common	UNIF (GIFT)(TRANS) MIN ACT -		Custodian
TEN ENT	– as tenants by the entireties		(Cust)		(Minor)
JT TEN	– as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as
	tenant in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL CODE OF ASSIGNEE)

Shares

Represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________________

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLIAN PROGRAM), PURSUANT TO
S.E.C. RUL 17ad-15.